                                                                   EXHIBIT 99.01

First USA
Excess Spread Analysis
For the month Ending                            January-01

Card Trust                                      FUSAM 94-4   FUSAM 94-6   FUSAM 94-8   FUSAM 95-2   FUSAM 96-1   FUSAM 96-2
Size                                              $870 MM      $898MM       $602MM       $795MM       $904MM       $723MM
Securities                                      Float Rate   Float Rate   Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                 11/15/01      1/15/02     11/15/01      3/15/02      3/15/01      6/10/03
------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
   Cash Yield                                      18.25%       18.25%       18.31%       18.25%       18.25%       18.25%
        Less:  Coupon                               6.30%        6.29%        6.95%        6.17%        6.12%        6.15%
               Serv Fees                            1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
               Net Credit Losses                    5.49%        5.49%        5.49%        5.49%        5.49%        5.49%

Excess Spread:
                                January-01          4.97%        4.97%        4.37%        5.08%        5.14%        5.10%
                               December-00          3.70%        3.71%        3.85%        3.83%        3.93%        3.88%
                               November-00          3.88%        3.89%        3.93%        4.00%        4.07%        4.05%
------------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                            4.18%        4.19%        4.05%        4.30%        4.38%        4.34%
------------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                            3.74%        3.74%        3.74%        3.74%        3.74%        3.74%
35 to 94 day delinquency                            2.34%        2.34%        2.34%        2.34%        2.34%        2.34%
95+ day delinquency                                 2.02%        2.02%        2.02%        2.02%        2.02%        2.02%

Payment Rate                                       14.50%       14.50%       14.50%       14.50%       14.50%       14.50%

==============================================================================================================================

                                                                                         (1)
Card Trust                                      FUSAM 97-3   FUSAM 97-4   FUSAM 97-5   FUSAM 97-6   FUSAM 97-7   FUSAM 97-8
Size                                                $602MM       $602MM       $783MM     $1,566MM       $602MM       $939MM
Securities                                      Float Rate   Float Rate   Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                  6/17/02      6/17/07      8/17/04      7/17/02      9/17/04      9/17/07
------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
   Cash Yield                                       18.25%       18.25%       18.25%       17.97%       18.25%       18.25%
      Less:  Coupon                                  6.06%        6.18%        6.13%        6.50%        6.07%        6.13%
             Serv Fees                               1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
             Net Credit Losses                       5.49%        5.49%        5.49%        5.49%        5.49%        5.49%

Excess Spread:
                                January-01           5.20%        5.08%        5.13%        4.48%        5.19%        5.13%
                               December-00           3.99%        3.87%        4.00%        4.06%        3.98%        3.93%
                               November-00           4.12%        4.01%        4.13%        3.97%        4.12%        4.07%
------------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                             4.43%        4.32%        4.42%        4.17%        4.43%        4.38%
------------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                             3.74%        3.74%        3.74%        3.74%        3.74%        3.74%
35 to 94 day delinquency                             2.34%        2.34%        2.34%        2.34%        2.34%        2.34%
95+ day delinquency                                  2.02%        2.02%        2.02%        2.02%        2.02%        2.02%

Payment Rate                                        14.50%       14.50%       14.50%       14.50%       14.50%       14.50%

==============================================================================================================================

Card Trust                                      FUSAM 98-5   FUSAM 98-6   FUSAM 98-7   FUSAM 98-8   FUSAM 98-9   FUSAM 99-1
Size                                                $783MM       $964MM       $904MM       $602MM       $747MM     $1,205MM
Securities                                      Float Rate   Float Rate   Float Rate   Float Rate   Fixed Rate   Float Rate
Expected Maturity                                  8/18/03      8/18/08      8/18/01      9/18/05      1/20/04      2/19/04
------------------------------------------------------------------------------------------------------------------------------
Excess Spread:
   Cash Yield                                       18.25%       18.25%       18.25%       18.25%       18.25%       18.25%
      Less:  Coupon                                  6.05%        6.09%        6.06%        6.14%        5.35%        6.10%
             Serv Fees                               1.50%        1.50%        1.50%        1.50%        1.50%        1.50%
             Net Credit Losses                       5.49%        5.49%        5.49%        5.49%        5.49%        5.49%

Excess Spread:
                                January-01           5.20%        5.17%        5.20%        5.12%        5.90%        5.16%
                               December-00           4.02%        4.07%        4.01%        3.93%        5.52%        4.05%
                               November-00           4.15%        4.19%        4.15%        4.07%        5.57%        4.18%
------------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                             4.46%        4.48%        4.45%        4.37%        5.67%        4.46%
------------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                             3.74%        3.74%        3.74%        3.74%        3.74%        3.74%
35 to 94 day delinquency                             2.34%        2.34%        2.34%        2.34%        2.34%        2.34%
95+ day delinquency                                  2.02%        2.02%        2.02%        2.02%        2.02%        2.02%

Payment Rate                                        14.50%       14.50%       14.50%       14.50%       14.50%       14.50%

==============================================================================================================================


First USA
Excess Spread Analysis
For the month Ending                            January-01

Card Trust                                        FUSAM 96-4   FUSAM 96-6   FUSAM 96-8   FUSAM 97-1   FUSAM 97-2
Size                                                  $602MM     $1,039MM       $482MM       $904MM       $602MM
Securities                                        Float Rate   Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                    8/10/06     11/10/03      1/10/04      2/17/04      5/17/04
------------------------------------------------------------------------------------------------------------------

Excess Spread:
   Cash Yield                                         18.25%       18.25%       18.25%       18.25%       18.25%
        Less:  Coupon                                  6.20%        6.12%        6.09%        6.07%        6.09%
               Serv Fees                               1.50%        1.50%        1.50%        1.50%        1.50%
               Net Credit Losses                       5.49%        5.49%        5.49%        5.49%        5.49%

Excess Spread:
                                January-01             5.07%        5.14%        5.17%        5.19%        5.17%
                               December-00             3.83%        3.91%        3.94%        3.99%        3.96%
                               November-00             3.99%        4.07%        4.10%        4.12%        4.09%
------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                               4.30%        4.38%        4.40%        4.44%        4.41%
------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                               3.74%        3.74%        3.74%        3.74%        3.74%
35 to 94 day delinquency                               2.34%        2.34%        2.34%        2.34%        2.34%
95+ day delinquency                                    2.02%        2.02%        2.02%        2.02%        2.02%

Payment Rate                                          14.50%       14.50%       14.50%       14.50%       14.50%

==================================================================================================================
(1)

Card Trust                                        FUSAM 97-9   FUSAM 98-1   FUSAM 98-3   FUSAM 98-4
Size                                                  $602MM       $843MM       $964MM       $843MM
Securities                                        Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                   10/17/04      5/18/03      6/18/01      7/18/05
------------------------------------------------------------------------------------------------------
Excess Spread:
   Cash Yield                                         18.25%       18.25%       18.25%       18.25%
      Less:  Coupon                                    6.05%        6.04%        6.01%        6.07%
             Serv Fees                                 1.50%        1.50%        1.50%        1.50%
             Net Credit Losses                         5.49%        5.49%        5.49%        5.49%

Excess Spread:
                                January-01             5.21%        5.22%        5.25%        5.19%
                               December-00             4.01%        4.11%        4.07%        4.01%
                               November-00             4.14%        4.23%        4.20%        4.14%
------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                               4.45%        4.52%        4.51%        4.44%
------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                               3.74%        3.74%        3.74%        3.74%
35 to 94 day delinquency                               2.34%        2.34%        2.34%        2.34%
95+ day delinquency                                    2.02%        2.02%        2.02%        2.02%

Payment Rate                                          14.50%       14.50%       14.50%       14.50%

======================================================================================================

Card Trust                                        FUSAM 99-2   FUSAM 99-3   FUSAM 99-4   FUSAM 01-1
Size                                                  $602MM       $833MM       $595MM       $893MM
Securities                                        Float Rate   Float Rate   Float Rate   Float Rate
Expected Maturity                                    2/21/06      4/19/04      5/20/02      1/19/06
------------------------------------------------------------------------------------------------------
Excess Spread:
   Cash Yield                                         18.25%       18.25%       18.25%       18.25%
      Less:  Coupon                                    6.16%        6.10%        6.06%        5.94%
             Serv Fees                                 1.50%        1.50%        1.50%        1.50%
             Net Credit Losses                         5.49%        5.49%        5.49%        5.49%

Excess Spread:
                                January-01             5.10%        5.16%        5.21%        5.32%
                               December-00             3.99%        4.06%        4.02%        3.93%
                               November-00             4.12%        4.18%        4.15%        4.05%
------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                               4.40%        4.46%        4.46%        4.43%
------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                               3.74%        3.74%        3.74%        3.74%
35 to 94 day delinquency                               2.34%        2.34%        2.34%        2.34%
95+ day delinquency                                    2.02%        2.02%        2.02%        2.02%

Payment Rate                                          14.50%       14.50%       14.50%       14.50%

======================================================================================================

(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.